STADION INVESTMENT TRUST

Stadion Managed Risk 100 Fund Class A Shares (ETFFX) Class C Shares (ETFYX) Class I Shares (ETFVX)	Stadion Defensive International Fund Class A Shares (STOAX) Class C Shares (STOGX) Class I Shares (STOIX)
Stadion Alternative Income Fund Class A Shares (TACFX) Class C Shares (TACCX) Class I Shares (TACSX)	Stadion Tactical Growth Fund Class A Shares (ETFAX) Class C Shares (ETFCX) Class I Shares (ETFOX)
Stadion Trilogy Alternative Return Fund Class A Shares (STTGX) Class C Shares (STTCX) Class I Shares (STTIX)	Stadion Tactical Defensive Fund Class A Shares (ETFRX) Class C Shares (ETFZX) Class I Shares (ETFWX)

SUPPLEMENT
Dated August 7, 2015

This Supplement updates the following, as described below:

•	the Prospectus, dated April 30, 2015 (as supplemented from time to time, the “Prospectus”), for the Stadion Managed Risk 100 Fund, Stadion Defensive International Fund, Stadion Alternative Income Fund, Stadion Tactical Growth Fund, Stadion Trilogy Alternative Return Fund and Stadion Tactical Defensive Fund (each a “Fund” and together the “Funds”), each a series of the Stadion Investment Trust (the “Trust”), and

•	the Statement of Additional Information, dated April 30, 2015 (as supplemented from time to time, the “SAI”), for the Funds

PROSPECTUS

The following changes are made to the Prospectus:

1.            On the cover page, the footnote reading “As of the date of this Prospectus, Class C shares of the Stadion Alternative Income Fund have not commenced operations” is deleted in its entirety.

2.            In the section titled “Performance Summary” of the Stadion Alternative Income Fund (formerly the Stadion Tactical Income Fund) on page 35, the last sentence is deleted in its entirety and replaced with the following:

Class C shares commenced operations on August 7, 2015, and do not yet have a full year of investment operations.

3.            Also in the section titled “Performance Summary” the last sentence of the footnote appearing on page 36 is deleted in its entirety and replaced with the following:

Class C shares commenced operations on August 7, 2015, and do not yet have a full year of investment operations.

4.            All references to a minimal initial investment of $500,000 for Class I shares are deleted in their entirety and replaced with the following:

Please refer to the section titled “Choosing a Share Class” on page 64 of this Prospectus for information regarding Class I investment requirements.

5.            All references to a minimal additional investment amount for Class I shares are deleted in their entirety and replaced with the following:

There is no minimum additional investment for Class I shares.

6.            In the section titled “Choosing a Share Class” on page 64 of the Prospectus, the final sentence is deleted in its entirety and replaced with the following:

Class I shares generally are available only to the following eligible investors:

•	investors who purchase shares through advisory fee-based programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions that have a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program;

•	bank trust departments or law firms acting as trustee or manager for trust accounts;

•	defined benefit retirement plans, endowments or foundations; and

•	to current or retired officers, directors and employees of the Fund, Adviser and its subsidiaries, trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, and joint accounts with such persons’ spouses or legal equivalents under applicable state law;

Except for eligible investors described above, Class I shares are not available to individual investors, unless such investors purchased their shares prior to August 7, 2015 and wish to add to their existing account.

In addition, the Adviser may accept, in its sole discretion, investments in Class I shares from purchasers not listed above.

7.            The section titled “Class I Shares” on page 66 of the Prospectus is deleted in its entirety and replaced with the following:

CLASS I SHARES

Class I shares are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the applicable Fund. Class I shares are, generally, available for certain broker-dealers and financial intermediaries that have entered into appropriate arrangements with the Funds. These arrangements are generally limited to discretionary managed, asset allocation, eligible retirement plan or asset-based fee programs offered by broker-dealers and financial institutions. Shareholders participating in these programs may be charged fees by their broker-dealer or financial intermediaries.

STATEMENT OF ADDITIONAL INFORMATION

The following changes are made to the SAI:

1.            On the cover page of the SAI, the footnote reading “As of the date of this Statement of Additional Information, Class C shares of the Stadion Alternative Income Fund have not commenced operations” is deleted in its entirety.

2.            In the section titled “Description Of The Trust” on page 20 of the SAI, the sentence reading “As of the date of this SAI, Class C shares of the Income Fund have not commenced operations” is deleted in its entirety and replaced with the following:

The Class C shares of the Income Fund commenced operations on August 7, 2015.

3.            In the section titled “Distribution Plans” on page 46 of the SAI, the footnote reading “As of the date of the SAI, the Class C shares of the Income Fund had not commenced operations” is deleted in its entirety and replaced with the following:

The Class C shares of the Income Fund commenced operations on August 7, 2015.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE